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                                                              EXHIBIT 10.10(a)

                          AMENDMENT TO PROMISSORY NOTE

     Reference is made to that certain promissory note to Wireless, Inc. (the "Payee") signed by William J. Palumbo (the "Payor") dated December 10, 1999 in the principal sum of $168,750 (the "Promissory Note"). In order to correct a drafting error in the Promissory Note, the Payee and Payor agree to amend the Promissory Note as provided below, such amendment to be retroactively effective as of December 10, 1999.

     The first paragraph of the Promissory Note (beginning "FOR VALUE RECEIVED") is replaced in its entirety with the following:

     "FOR VALUE RECEIVED, William J. Palumbo (the "Payor") hereby promises to pay on the tenth anniversary of the date of this Purchase Note or earlier as provided in Paragraphs 3 and 4 hereof to Wireless, Inc., a California corporation (the "Payee"), at 5452 Betsy Ross Drive, Santa Clara, California 95054, or at such other place as may be designated from time to time in writing by Payee, in lawful money of the United States, the principal sum of $168,750. This Note shall bear interest the rate of 6.47%, payable at maturity and in accordance with the provisions of Paragraphs 3 and 4 hereof. Interest shall accrue daily and compound annually."

     In all other respects the Promissory Note shall remain unchanged and in full force and effect. The Payor and Payee hereby ratify the Promissory Note as so amended and the obligation evidenced thereby and agree that the Promissory Note shall remain in full force and effect as amended hereby.

Dated: June 22, 2000


                                            /s/ William J. Palumbo
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                                            William J. Palumbo


ACKNOWLEDGED AND AGREED:

WIRELESS, INC.

By:    /s/ Antonio Canova
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Name:  ANTONIO CANOVA
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Title: CFO
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